THIS AGREEMENT dated effective September 15, 2001.

BETWEEN:

Geneva Overseas Holdings Ltd.
a corporation incorporated under the laws of Antigua
(hereinafter called the "Lender")

                                                              OF THE FIRST PART,

                                     - and

Netforce Systems Inc., a corporation incorporated under the laws of Antigua,
(hereinafter called the "Borrower")

                                                             OF THE SECOND PART.


                       DEBT TO EQUITY CONVERSION AGREEMENT
                       -----------------------------------

     WHEREAS the Lender is the owner of a debt security which at the date of this Agreement had a principal amount of $208,120 outstanding and interest of $6,363 for a total indebtedness of $214,483;

     AND WHEREAS the Lender has agreed to transfer the debt security to the Borrower for a total consideration of 2,144,830 shares in the Company having an agreed value of $0.10 per share;

     NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                 Interpretation

1.1  Definitions

     As used in this Agreement, the following words and phrases shall have the following meanings:

     (a)  "Closing Date" means September 15, 2001;


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                                                                               2

1.2  United States Dollars

     All dollar amounts referred to in this Agreement are in United States of America currency unless otherwise provided.

1.3  Extended Meanings

     In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.4  Headings

     Articles and section headings are not to be considered part of this Agreement and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents thereof.

                                   ARTICLE II

                            Transfer of Debt Security

2.1  Transfer of Debt security

     The transfer of the debt security shall effectively occur on the Closing Date and subject to the terms and conditions hereof, the Lender shall transfer to the Borrower the debt security, upon delivery by the Borrower to the Lender of 2,144,830 shares in the common stock of the Company;

2.2  Debt Security

     Upon delivery of the debt security to the Borrower and the transfer of the shares herein is complete the Borrower shall have no further obligations in respect of the debt security;

                                   ARTICLE III

                         Representations and Warranties

3.1  Representations and Warranties of the Lender

     The Lender hereby represents and warrants as follows in favour of the Borrower and hereby acknowledges and confirms that the Borrower is relying upon such representations and warranties in connection with the transfer of the debt security from the Lender:

     (a) the Lender owns, beneficially and of record, the debt security with good and marketable title thereto, free and clear of any claim, lien, security interest or encumbrance of any nature or kind and, as such, has the exclusive right and full power to sell, transfer and assign the debt security to the Borrower;

     (b) no person, firm or corporation has any agreement, option or any rights capable of becoming an agreement or option for the acquisition from the Lender of the debt security;

     (c) the Lender is not insolvent, has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt, taken any proceeding to have a receiver appointed over any part of its debt security, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property;

3.2  Representations and Warranties of the Borrower

     The  Borrower  hereby   represents  and  warrants  as  follows  and  hereby
     acknowledges and confirms that the Lender is relying upon such representations and warranties in connection with the transfer of the debt security from the Lender:

     (a) the Borrower is an Antigua corporation registered to carry on business in Antigua;

     (b) the Borrower has received independent legal advice before executing this Agreement and has voluntarily executed this Agreement;

     (c) the Borrower is not insolvent, has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt, taken any proceeding to have a receiver appointed over any part of its debt security, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property;

     (d) the Borrower will transfer shares to the lender that are free and clear of any claim, lien, security interest or encumbrance of any nature or kind and are issued from the treasury of the Borrower.

                                   ARTICLE IV

                                   Covenants

4.1  Covenants of the Lender

          The Lender hereby covenants in favour of the Borrower that he will cause all necessary steps and proceedings to be taken to permit the debt security to be duly and regularly transferred to the Borrower effective the Closing Date.

4.2  Covenants of the Borrower

          The Borrower hereby covenants in favour of the Lender that it will deliver to the Lender 2,144,830 shares from its treasury in satisfaction of the debt security being satisfied effective the Closing Date.

                                    ARTICLE V

                                 Closing Matters

5.1  Conditions of Closing for the Lender's Benefit

     The Lender shall not be obliged to complete the transfer herein unless on the Closing Date, the following conditions have been satisfied, it being understood that the said conditions are included for the exclusive benefit of the Lender and may be waived in writing in whole or in part by the Lender at any time:

     (a) the Borrower shall have performed all obligations required to be performed under this Agreement;

     (b) the Borrower has delivered to the lender 2,144,830 shares in the common stock of the Company.

5.2  Conditions of Closing for the Borrower's Benefit

     The Borrower shall not be obliged to complete the transfer herein unless on the Closing Date, the following conditions have been satisfied, it being understood that the said conditions are included for the exclusive benefit of the Borrower and may be waived in whole or in part by the Borrower at any time:

     (a) the Lender shall have delivered or cause to be delivered to the Borrower, duly endorsed for transfer, the transfer documents for the debt security; and

     (b) the Lender shall have performed all obligations required to be performed under this Agreement.

                                   ARTICLE VI

                           General Contract Provisions

6.1  Notices

     All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one party to the other shall be given in writing by personal delivery or by registered mail, postage prepaid, addressed to such other party at the following addresses:

     (a)  to the Borrower at:

          P.O. Box W-645
          Suite #10, Woods Centre
          St. John's, Antigua, West Indies

     (b)  to the Lender at

          C/o ABI Trust Ltd.
          High Street & Com alley
          P.O. Box 1679
          St. John's, Antigua, West Indies

     or at such other address as may be given by either of them to the other in writing from time to time. Such notices, requests, demands or other communications shall be deemed to have been received when delivered or, if mailed, on the fifth business day following the day of the mailing thereof, provided that regular mail service shall not then be interrupted by strikes or other irregularities and where such interruption or other irregularities occur, all notices, requests, demands or other communications shall be deemed to have been received on the fifth business day following the resumption of normal mail service.

6.2  Further and Other Acts

     The parties hereto covenant and agree to sign such other papers, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part hereof.

6.3  Governing Law

     This Agreement shall be governed by the laws of Antigua.

6.4  Time of Essence


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                                                                               6

     The effective date of this Agreement is September 15, 2001 and no party shall make claim that it was made on a later date and each party acknowledges that this Agreement will be executed subsequent to September 15, 2001 but that it shall remain effective on September 15, 2001 as if the Agreement had been signed on the said date to reflect the patties intentions.

6.5  Entire Agreement

     This Agreement shall constitute the entire agreement between the parties hereto with respect to all of the matters herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement shall not be amended except by a memorandum in writing signed by the parties hereto and any amendment hereof shall be null and void and shall not be binding upon any party which has not given its consent as aforesaid.

6.6  Successors and Assigns

     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6.7  Survival

     The representations, warranties and covenants contained herein shall survive the Closing Date and shall not be merged upon the completion of the transfers contained herein.

6.8  Countersigning

     The parties hereto agree that this Agreement may be signed in counterparts to reflect the physical distance and difficulty in having all parties execute the same agreement and that each party shall be bound by the terms of this Agreement as if each party executed one agreement.

     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.


(Seal)                                 )     NETFORCE SYSTEMS INC,
                                       )
                                       )     Per: /s/ Terry Bowering
                                                 ---------------------------
                                             (Authorized Signing Officer)

                                             Per: /s/
                                                 ---------------------------
                                             (Authorized Signing Officer)



(Seal)                                 )     GENEVA OVERSEAS HOLDINGS LTD.
                                       )
                                       )     Per: /s/ Terry Bowering
                                                 ---------------------------
                                             (Authorized Signing Officer)